Exhibit 99.1

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

IN RE HEELYS INC. DERIVATIVE LITIGATION	)	Master Docket No. 3:07-CV-1682-K
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This Document Relates To:	)
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ALL ACTIONS.	)

NOTICE OF PROPOSED SETTLEMENT OF

SHAREHOLDER DERIVATIVE ACTION

TO:                          ALL OWNERS OF HEELYS, INC. (“HEELYS”) COMMON STOCK AS OF JULY 16, 2009 (“CURRENT HEELYS SHAREHOLDERS”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  YOUR RIGHTS MAY BE AFFECTED.

This notice has been sent to you pursuant to an Order of the United States District Court for the Northern District of Texas (the “Court”).  The purpose of the notice is to advise you of the proposed settlement (the “Settlement”), as set forth in a Stipulation of Settlement dated as of July 17, 2009 (the “Stipulation”), of the consolidated shareholder derivative litigation pending before the Court (the “ Derivative Action”), and of the Settlement Hearing.  The Settlement will fully resolve the Derivative Action on the terms set forth in the Stipulation and summarized in this notice, including the dismissal of the litigation with prejudice.  For a more detailed statement of the matters involved in the derivative litigation, the Settlement and the terms discussed in this notice, the Stipulation may be inspected at the Office of the Clerk of the United States District Court for the Northern District of Texas located at 1100 Commerce St., Room 1452, Dallas, TX 75242, during regular business hours of each business day.

You may have the right to object to the Settlement, any award of attorneys’ fees and expenses to Derivative Plaintiffs’ Counsel, and any incentive fee awards to Derivative Plaintiffs in the manner provided herein.  If you fail to object in the manner provided herein at least fourteen (14) calendar days prior to the Settlement Hearing, you will be deemed to have waived your objections and will be bound by the Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.

This notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Derivative Action, but is merely to advise you of the pendency and settlement of the Derivative Action.

I.                                       DEFINITIONS USED IN THIS NOTICE

1.                                       “Current Heelys Shareholders” means persons who owned Heelys common stock as of July 16, 2009, and who continue to hold their Heelys common stock as of the date of the final settlement approval hearing, excluding the Individual Defendants, the officers and directors of Heelys, members of their immediate families and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.

2.                                       “Derivative Plaintiffs” means Jack Freeman and Brian Mossman, individually and derivatively on behalf of Heelys.

3.                                       “Effective Date” means the first date by which all of the events and conditions specified in ¶5.1 of the Stipulation have been met and have occurred, as summarized in Section X of this notice.

4.                                       “Fees and Expenses Award” means the agreed upon Fees and Expenses Award that the Individual Defendants shall pay or cause its insurers to pay to Derivative Plaintiffs’ Counsel, as defined below, in recognition of the substantial benefit conferred on Heelys by the negotiated corporate governance reforms, for attorneys’ fees and reimbursement of expenses in connection with the claims in the Derivative Action.

5.                                       “Individual Defendants” means collectively, James T. Kindley, Patrick F. Hamner, Michael W. Hessong, Richard E. Middlekauff, Roger R. Adams, Michael G. Staffaroni, Samuel B. Ligon, the estate of William R. Thomas, Gary L. Martin, and Jeffrey G. Peterson.

6.                                       “Derivative Plaintiffs’ Counsel” means: Robbins Umeda LLP, 600 B Street, Suite 1900, San Diego, CA 92101; Johnson Bottini, LLP, 655 West Broadway, Suite 1400, San Diego, CA 92101; Law Offices of Balon B. Bradley, 5479 Blair Road, Suite 100, Dallas, TX 75231, and any successors to said counsel.

7.                                       “Related Persons” means each of the Released Parties’ past or present directors, officers, employees, partners, members, principals, agents, insurers, co-insurers, reinsurers, controlling shareholders, attorneys, accountants or auditors, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs and related or affiliated entities, and entity in which any of the Released Parties has a controlling interest, any members of any Individual Defendant’s immediate family, or any trust of which any Individual Defendant or Heelys is the settlor or which is for the benefit of Heelys or any Individual Defendant and/or member(s) of any Individual Defendant’s family.

8.                                       “Released Claims” shall collectively mean any and all claims, rights, and causes of action, whether based on federal, state, local, statutory or common law or any other law, rule, or regulation, including, without limitation, Unknown Claims (as defined in ¶12 below) and claims under Delaware statutory and all other common law, federal and state securities laws and claims under any federal or state law governing fiduciaries or the duties of fiduciaries, that have been, could have been, or in the future might be or could be asserted in any forum by Heelys shareholders derivatively on behalf of Heelys against the Released Persons (as defined in ¶10 below) relating to, arising out of, or derived from the allegations, facts, transactions, or claims contained in the complaints filed in the Derivative Action.

9.                                       “Released Parties” means Heelys and each of the Individual Defendants.

10.                                 “Released Persons” means each and all of the Released Parties and each of their Related Persons.

11.                                 “Settling Parties” means, collectively, Heelys, the Individual Defendants, and the Derivative Plaintiffs, individually and derivatively on behalf of Heelys.

12.                                 “Unknown Claims” means any Released Claims that any Settling Party or Related Person does not know or suspect to exist in his, her, or its favor at the time of the release of the

Released Persons which, if known by him, her, or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.  With respect to any and all Released Claims, the Settling Parties each shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

II.                                   THE DERIVATIVE ACTION

In the Derivative Action, the Derivative Plaintiffs bring suit against the Individual Defendants solely on behalf of Heelys and solely for the benefit of Heelys and not for any recovery for the direct benefit of any shareholders. The Derivative Plaintiffs generally allege, among other things, that the Individual Defendants breached their fiduciary duties by making and/or permitting material, false and misleading statements to be made concerning Heelys’ risk factors, business model, and business prospects.  Derivative Plaintiffs seek, among other things, damages, disgorgement by the Individual Defendants, and corporate governance reforms to be implemented by Heelys.

III.                               INDIVIDUAL DEFENDANTS’ AND HEELYS’ DENIALS OF WRONGDOING

Each Individual Defendant, as well as Heelys, has denied and continues to deny each and all of the claims and contentions alleged in the Derivative Action.  Each Individual Defendant has expressly denied and continues to deny all charges of wrongdoing or liability against each of them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Action.  The Individual Defendants and Heelys also have denied and continue to deny, inter alia, the allegations that Heelys, the Derivative Plaintiffs, or the Current Heelys Shareholders, have suffered damages or were harmed by the conduct alleged in the

Derivative Action.  Nonetheless, the Individual Defendants and Heelys have concluded that further conduct of the Derivative Action would be protracted and expensive, and that it is desirable that the Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation.  The Individual Defendants and Heelys also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Derivative Action.  Further, the Individual Defendants and Heelys believe the Settlement is in the best interests of Heelys and its shareholders.  The Individual Defendants and Heelys have, therefore, determined that it is desirable and beneficial to them that the Derivative Action be settled in the manner and upon the terms and conditions set forth in this Stipulation.  This Stipulation shall not be deemed an admission of the validity or infirmity of any claim against any Individual Defendant or the liability or non-liability of any Individual Defendant, or an admission of insurance coverage under any policy, and may not be used in any proceeding for any purpose except to enforce the terms of the Stipulation.

IV.                              CLAIMS OF THE DERIVATIVE PLAINTIFFS AND BENEFITS OF SETTLEMENT

Derivative Plaintiffs believe that the claims asserted in the Derivative Action have merit.  Derivative Plaintiffs’ Counsel recognize and acknowledge, however, the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Action against the Individual Defendants through trial and through possible appeals.  Derivative Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation.  Derivative Plaintiff’s Counsel also are mindful of the inherent problems of proof and possible defenses to the claims asserted in such actions.  Based on a thorough investigation of the facts and analysis of applicable law, Derivative Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and in the best interests of Heelys and its shareholders.

V.                                   THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Ed Kinkeade on November 17, 2009 at 10:00 a.m. at the United States District Court for the Northern District of Texas for the purpose of determining: (i) whether the Settlement is fair, reasonable, and adequate, and should be finally approved by the Court; (ii) whether a Judgment should be entered dismissing the Derivative Action with prejudice; (iii) whether the Fees and Expenses Award should be approved; and (iv) whether the application by each Derivative Plaintiff for an incentive award should be approved. The Settlement Hearing may be continued by the Court at the Settlement Hearing or at any adjourned session thereof without further notice.

VI.                              THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation described above.  The Stipulation has been filed with the Court and is also available for viewing on the websites of Robbins Umeda LLP at www.robbinsumeda.com, Johnson Bottini, LLP at www.johnsonbottini.com, and Heelys at www.Heelys.com.  The following is only a summary of its terms.

As a result of the institution, prosecution, and negotiation of the Settlement of the Derivative Action, Heelys agreed to implement a number of corporate governance reforms.  Heelys acknowledges that the Derivative Action was a material contributing factor in causing Heelys to agree to and implement the corporate governance reforms which include, among other things: (1) several requirements designed to increase the independence of the Board, including limits on the CEO’s outside board memberships, a nonexecutive chairman, and requirements concerning the timing of a directors’ retirement from the Board; (2) the creation of a Safety Compliance Manager, whose duties include using all reasonable efforts to ensure Heelys conducts its business in adherence with all applicable laws and regulations concerning the design, manufacture, and use of the Company’s products; (3) the creation of a Disclosure and Controls Manager, whose duties include establishing and overseeing Heelys’ disclosure controls that are designed to ensure the accurateness and completeness of Heelys’ filings with the SEC; and (4) several compensation principles that are designed to link the pay of Heelys’ executives with their performance and the achievement of the Company’s financial goals.

VII.                          DISMISSAL AND RELEASES

In connection with the Court’s approval of the Settlement, Derivative Plaintiffs will file a dismissal with prejudice of all claims asserted by Derivative Plaintiffs against the Individual Defendants in the Derivative Action.

Upon the entry of the Judgment, Derivative Plaintiffs, individually and derivatively on behalf of Heelys, Derivative Plaintiffs’ Counsel, and Heelys shall have, and by operation of the Judgment shall be deemed to have, fully, finally, and forever released, relinquished and discharged all Released Claims (including Unknown Claims) and any and all claims arising out of, relating to, or in connection with the Settlement or resolution of the Derivative Action against the Released Persons.  Further, upon entry of the Judgment, Heelys, each of the Individual Defendants, and the Related Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Derivative Plaintiffs and Derivative Plaintiffs’ Counsel from all claims, arising out of, relating to, or in connection with their institution, prosecution, assertion, settlement, or resolution of the Derivative Action or Released Claims.

VIII.                      APPLICATION FOR THE FEES AND EXPENSES AWARD AND INCENTIVE AWARD

In recognition of the substantial benefit conferred on Heelys by the negotiated corporate governance reforms, the Settling Parties reached an agreement as to a fair and reasonable amount of attorneys’ fees and reimbursement of expenses for Derivative Plaintiffs’ Counsel.  Individual Defendants shall pay or cause their insurers to pay to Derivative Plaintiffs’ Counsel the agreed-to amount of one million dollars ($1,000,000) for their attorneys’ fees and reimbursement of expenses (the “Fees and Expenses Award”).  Derivative Plaintiffs’ Counsel shall request approval of the Fees and Expenses Award at the Settlement Hearing.  To date, Derivative Plaintiffs’ Counsel have neither received any payment for their services in conducting the Derivative Action, nor have counsel been reimbursed for their out-of-pocket expenses incurred.  Derivative Plaintiffs’ Counsel believe that the Fees and Expenses Award requested is within the range of fees and expenses awarded to Derivative Plaintiffs’ Counsel under similar circumstances in litigation of this type.  Heelys shareholders are not personally liable for the Fees and Expenses Award.

In addition, Derivative Plaintiffs will each apply to the Court for an incentive fee award.  Derivative Plaintiff Jack Freeman shall seek an award not to exceed the aggregate amount of $4,000 and derivative Plaintiff Brian Mossman shall seek an award not to exceed the aggregate amount of $4,000 (the “Incentive Awards”), to be paid from the portion of the Fees and Expenses Award received by Derivative Plaintiffs’ Counsel.

IX.                               THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Current Heelys Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement of the Derivative Action should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why the Fees and Expenses Award should not be awarded to Derivative Plaintiffs’ Counsel, or Incentive Awards granted to Derivative Plaintiffs; provided, however, unless otherwise ordered by the Court, no Current Heelys Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the judgment to be entered thereon approving the same, or the attorneys’ fees and expenses to be awarded to Derivative Plaintiff’s Counsel unless that shareholder has, at least fourteen (14) calendar days prior to the Settlement Hearing:  (1) filed with the Clerk of the Court a written objection to the Settlement setting forth:  (a)  the nature of the objection; (b) proof of ownership of Heelys common stock through the date of the Settlement Hearing, including the number of shares of Heelys common stock and the date of purchase; and (c) any documentation in support of such objection; and (2) if a Current Heelys Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court:  (a) a written notice of such shareholder’s intention to appear; (b)  a statement that indicates the basis for such appearance; and (c) the identities of any witnesses  the shareholder intends to call at the Settlement Hearing and the subjects of their testimony.  If a Current Heelys Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

Clerk of the Court	VINSON & ELKINS L.L.P.
U.S. District Court, Northern District of Texas	KAREN L. HIRSCHMAN
1100 Commerce St., Room 1452	MICHELLE S. SPAK
Dallas, TX 75242	ELIZABETH C. BRANDON
ALLEN W. YEE
ROBBINS UMEDA LLP	DANIEL J. KELLY
BRIAN J. ROBBINS	2001 Ross Avenue, Suite 3700
GEORGE C. AGUILAR	Dallas, TX 75201
ASHLEY R. PALMER	Telephone: (214) 220-7700
600 B Street, Suite 1900	Facsimile: (214) 220-7716
San Diego, CA 92101
Telephone: (619) 525-3990	VINSON & ELKINS L.L.P.
Facsimile: (619) 525-3991	KENNETH P. HELD
First City Tower
JOHNSON BOTTINI, LLP	1001 Fannin Street, Suite 2500
FRANK J. JOHNSON	Houston, TX 77002
BRETT M. WEAVER	Telephone: (713) 758-4353
655 West Broadway, Suite 1400	Facsimile: (713) 615-5219
San Diego, CA 92101
Telephone: (619) 230-0063	Attorneys for Defendants

Facsimile: (619) 233-5535

Co-Lead Counsel for Plaintiffs

LAW OFFICES OF BALON B. BRADLEY
BALON B. BRADLEY
5473 Blair Road, Suite 100
Dallas, TX 75231
Telephone: (972) 991-1582
Facsimile: (972) 755-0424

Liaison Counsel for Plaintiffs

Any Current Heelys Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation, to the Fees and Expenses Award to Derivative Plaintiff’s Counsel, as well as the Incentive Awards to Derivative Plaintiffs, unless otherwise ordered by the Court, but shall otherwise be bound by the judgment to be entered and the releases to be given.

X.                                   CONDITIONS FOR SETTLEMENT

The Settlement is conditioned upon the occurrence of certain events described in the Stipulation.  Those events include the occurrence of the Effective Date, which requires, among other things: (1) entry of the requested Judgment by the Court; and (2) expiration of the time to appeal from or alter or amend the Judgment.  If, for any reason, any one of the conditions described in the Stipulation is not met and the Effective Date does not occur, the Stipulation might be terminated and, if terminated, will become null and void, and the parties to the Stipulation will be restored to their respective positions as of July 16, 2009.

XI.                               EXAMINATION OF PAPERS AND INQUIRIES

This notice contains only a summary of the terms of the Settlement.  For a more detailed statement of the matters involved in the Derivative Action, reference is made to the Stipulation which may be inspected at the Office of the Clerk, United States District Court for the Northern

District of Texas located at 1100 Commerce St., Room 1452, Dallas, TX 75242, during business hours of each business day.

Any other inquiries regarding the Settlement or the Derivative Action should be addressed in writing to one of the following:

Clerk of the Court	VINSON & ELKINS L.L.P.
U.S. District Court, Northern District of Texas	KAREN L. HIRSCHMAN
1100 Commerce St., Room 1452	MICHELLE S. SPAK
Dallas, TX 75242	ELIZABETH C. BRANDON
ALLEN W. YEE
ROBBINS UMEDA LLP	DANIEL J. KELLY
BRIAN J. ROBBINS	2001 Ross Avenue, Suite 3700
GEORGE C. AGUILAR	Dallas, TX 75201
ASHLEY R. PALMER	Telephone: (214) 220-7700
600 B Street, Suite 1900	Facsimile: (214) 220-7716
San Diego, CA 92101
Telephone: (619) 525-3990	VINSON & ELKINS L.L.P.
Facsimile: (619) 525-3991	KENNETH P. HELD
First City Tower
JOHNSON BOTTINI, LLP	1001 Fannin Street, Suite 2500
FRANK J. JOHNSON	Houston, TX 77002
BRETT M. WEAVER	Telephone: (713) 758-4353
655 West Broadway, Suite 1400	Facsimile: (713) 615-5219
San Diego, CA 92101
Telephone: (619) 230-0063	Attorneys for Defendants
Facsimile: (619) 233-5535

Co-Lead Counsel for Plaintiffs

LAW OFFICES OF BALON B. BRADLEY
BALON B. BRADLEY
5473 Blair Road, Suite 100
Dallas, TX 75231
Telephone: (972) 991-1582
Facsimile: (972) 755-0424

Liaison Counsel for Plaintiffs

PLEASE DO NOT TELEPHONE THE COURT OR HEELYS REGARDING THIS NOTICE.